UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005

AMYLIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9360 Towne Centre Drive, Suite 110 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (858) 552-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement; Item 8.01 Other Events.

The information in this Current Report is being furnished and shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.  The information contained in this Current Report shall be incorporated by reference into any registration statement or other document filed with the Commission.

On October 24, 2005, Amylin Pharmaceuticals, Inc. and Alkermes Controlled Therapeutics II, a wholly owned subsidiary of Alkermes, Inc. (“ACT II”), entered into an Amendment to Development and License Agreement (the “Amendment”), which amends the Development and License Agreement between the parties dated May 15, 2000.  Under the terms of the Amendment, Amylin will be responsible for manufacturing for commercial sale the once weekly dosing formulation of exenatide LAR, if approved.  The royalty to be paid from Amylin to Alkermes for commercial sales of exenatide LAR was adjusted to reflect the manufacturing arrangement. This royalty is consistent with the original development and license agreement but now reflects the changes in responsibility for manufacturing a once weekly formulation.

In other arrangements, Amylin and Alkermes clarified the roles and responsibilities of each party related to establishing a facility for the manufacture of a once weekly dosing formulation of exenatide LAR. The parties have agreed that Amylin will own the manufacturing facility and will be responsible for all costs and expenses associated with the design, construction, validation and utilization of the facility.  Alkermes will transfer to Amylin its technology for manufacturing the once-weekly formulation of exenatide LAR and will oversee the design, construction and validation of the manufacturing facility.  Exenatide LAR is an investigational drug for the treatment of type 2 diabetes under development by Amylin, Alkermes, and Eli Lilly and Company.

This Form 8-K contains forward-looking statements about Amylin, which involve risks and uncertainties.  The Company’s actual results could differ materially from those discussed herein due to a number of risks and uncertainties, including risks that exenatide LAR may not receive regulatory approval or prove to be commercially successful; risks inherent in the collaboration with and dependence upon Alkermes and Lilly; and risks and uncertainties inherent in the drug discovery and development process.  These and additional risks and uncertainties are described more fully in the Company’s most recently filed SEC documents, including its Form 10-Qs.  Amylin undertakes no duty to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: October 26, 2005	By:	/S/ LLOYD A. ROWLAND
Lloyd A. Rowland
Vice President, Legal, Secretary and General Counsel